UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 29, 2010

Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 29, 2010, The Ryland Group, Inc. (the “Company”) announced that it had closed its previously announced public offering of $300.0 million aggregate principal amount of its 6.625% Senior Notes due 2020 (the “Notes”) and the related guarantees (the “Guarantees”).  The Notes were issued under an indenture with The Bank of New York Mellon Trust Company, N.A., as successor trustee to J.P. Morgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank, as trustee (the “Trustee”), dated June 28, 1996, as supplemented by that certain Sixth Supplemental Indenture, dated as of April 29, 2010, by and among the Company, the guarantors named therein (the “Guarantors”) and the Trustee (the “Supplemental Indenture”).  A copy of the press release announcing the closing is filed as Exhibit 99 hereto.

A legality opinion of DLA Piper LLP (US) with respect to the validity of the Notes and the Guarantees is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

The Supplemental Indenture (including the form of Note and the form of Guarantee) is filed and incorporated by reference as exhibits to this Current Report on Form 8-K and the Company’s Registration Statement on Form S-3 (File No. 333-157170).

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

4.1           Indenture dated as of June 28, 1996 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to J.P. Morgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank, as trustee (incorporated by reference to Form S-3 (No. 33-50933) filed May 15, 1996).

4.2           Sixth Supplemental Indenture (including the form of Note and the form of Guarantee) by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as successor trustee to J.P. Morgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank, as trustee.

5.1           Opinion of DLA Piper LLP (US).

23.1         Consent of DLA Piper LLP (US) (Contained in Exhibit 5.1)

99            Press release dated April 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: April 29, 2010	By:	/s/ David L. Fristoe
David L. Fristoe
Senior Vice President, Corporate
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Indenture dated as of June 28, 1996 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to J.P. Morgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank, as trustee (incorporated by reference to Form S-3 (No. 33-50933) filed May 15, 1996).

4.2

Sixth Supplemental Indenture (including the form of Note and the form of Guarantee) by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as successor trustee to J.P. Morgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank, as trustee.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (Contained in Exhibit 5.1)

99	Press release dated April 29, 2010.